UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2006, 2006

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026

(State or other jurisdiction of (Commission File Number) (IRS Employer Identification incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of  Extension of Time to Satisfy a Continued Listing Rule.

(a).  On August 21, 2006, Cyanotech Corporation issued a press release announcing  that it continues to delay the filing with the Securities and Exchange Commission of its 10-Q Report for its fiscal year 2007 first quarter ending June 30, 2006.

The press release attached hereto as exhibit 99.1 is incorporated herein by reference.

(d.) Exhibits:

Exhibit Number

99.1	Press release, dated August 21, 2006, from Cyanotech Corporation announcing that it continues to delay filing of its Fiscal Year 2007 First Quarter Financial Results

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

August 21, 2006	By:	/s/ William R. Maris
William R. Maris
Chief Financial Officer
and VP of Finance and Administration

EXHIBIT INDEX

Exhibit Number

99.1	Press release, dated August 21, 2006, from Cyanotech Corporation announcing that it continues to delay filing of its Fiscal Year 2007 First Quarter Financial Results.